UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21842
                                                    -----------
                   First Trust Strategic High Income Fund II
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: October 31
                                              ------------
                    Date of reporting period: April 30, 2015
                                             ----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                                   STRATEGIC
                                  High Income
                                 Fund II (FHY)

                                  SEMI-ANNUAL
                                     REPORT
                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2015


                         FIRST TRUST       BROOKFIELD

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2015

Shareholder Letter .........................................................   1
At a Glance ................................................................   2
Portfolio Commentary .......................................................   3
Portfolio of Investments ...................................................   6
Statement of Assets and Liabilities ........................................  15
Statement of Operations ....................................................  16
Statements of Changes in Net Assets ........................................  17
Statement of Cash Flows ....................................................  18
Financial Highlights .......................................................  19
Notes to Financial Statements ..............................................  20
Additional Information .....................................................  27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 APRIL 30, 2015

Dear Shareholders:

Thank you for your investment in First Trust Strategic High Income Fund II.

First Trust Advisors L.P. ("First Trust") is pleased to provide you with the semi-annual report which contains detailed information about your investment for the six months ended April 30, 2015, including a market overview and a performance analysis for the period. We encourage you to read this report and discuss it with your financial advisor.

U.S. markets, fueled by accelerating growth and an accommodating Federal Reserve, enjoyed a prosperous year in 2014. However, for the six months covered by this report, some economic and global factors, including the continued conflict in the Middle East and a sharp decline in oil prices, created volatility in the U.S. and global markets. Another factor that has impacted markets is the fact that many economists are predicting the Federal Reserve will begin to raise interest rates this year.

As I have written previously, First Trust believes investors should maintain perspective about the markets and have realistic expectations about their investments. Markets will always go up and down, but we believe that having a long-term investment horizon and being invested in quality products can help you reach your goals.

Thank you for giving First Trust the opportunity to be a part of your investment plan. We value the relationship and will continue to focus on our disciplined investment approach and long-term perspective to help investors reach their financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
"AT A GLANCE"
AS OF APRIL 30, 2015 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                  FHY
Common Share Price                                              $14.21
Common Share Net Asset Value ("NAV")                            $15.91
Premium (Discount) to NAV                                       (10.69)%
Net Assets Applicable to Common Shares                    $134,576,663
Current Monthly Distribution per Common Share (1)               $0.110
Current Annualized Distribution per Common Share                $1.320
Current Distribution Rate on Closing Common Share Price (2)       9.29%
Current Distribution Rate on NAV (2)                              8.30%


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------

        Common Share Price        NAV
4/14          16.07              17.35
              16.03              17.28
              16.07              17.35
              16.15              17.39
              16.14              17.39
5/14          16.25              17.40
              16.11              17.38
              16.22              17.41
              16.31              17.50
6/14          16.34              17.49
              16.14              17.35
              15.96              17.25
7/14          16.01              17.26
              15.56              16.94
              15.50              17.00
              15.65              17.18
8/14          15.72              17.27
              15.60              17.08
              15.38              16.94
              15.54              16.96
9/14          15.38              16.68
              15.25              16.64
              15.20              16.42
              15.10              16.50
              15.47              16.65
10/14         15.60              16.64
              15.30              16.51
              15.25              16.49
              15.26              16.36
11/14         15.36              16.33
              14.83              15.97
              14.05              15.43
              14.35              15.75
12/14         14.51              15.85
              14.54              15.73
              14.47              15.73
              14.37              15.65
              14.34              15.70
1/15          14.43              15.73
              14.37              15.79
              14.48              15.87
              14.48              15.93
2/15          14.56              16.02
              14.33              15.86
              14.27              15.77
              14.30              15.78
3/15          14.19              15.82
              14.12              15.71
              14.09              15.82
              14.15              15.85
              14.24              15.90
4/15          14.21              15.91


---------------------------------------------------------------------------------------------------------------------
PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
                                                                                     Average Annual Total Return
                                                                                 ------------------------------------
                                          6 Months Ended       1 Year Ended      5 Years Ended    Inception (3/28/06)
                                             4/30/15             4/30/15            4/30/15           to 4/30/15
FUND PERFORMANCE (3)
NAV                                           0.33%               0.72%             11.12%              -1.83%
Market Value                                 -4.42%              -2.88%             10.63%              -3.53%

INDEX PERFORMANCE
Barclays Capital Ba U.S. High Yield Index     2.43%               5.06%              8.56%               8.63%
BofA Merrill Lynch U.S. High Yield
   Master II Index                            1.51%               2.57%              8.18%               8.16%
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------
                                            % OF TOTAL
ASSET CLASSIFICATION                       INVESTMENTS
-------------------------------------------------------
Corporate Bonds and Notes                     74.4%
Foreign Corporate Bonds and Notes             11.9
Residential Mortgage-Backed Securities         5.2
Manufactured Housing Loans                     4.2
Senior Floating-Rate Loan Interests            2.0
Equity                                         1.6
Commercial Mortgage-Backed Securities          0.7
Collateralized Debt Obligations                0.0*
-------------------------------------------------------
                                     Total   100.0%
                                             ======
* Amount is less than 0.1%


-------------------------------------------------------
                                            % OF TOTAL
                                           FIXED-INCOME
CREDIT QUALITY (4)                         INVESTMENTS
-------------------------------------------------------
AAA                                            0.6%
BBB-                                           3.2
BB+                                            7.5
BB                                            15.6
BB-                                           15.6
B+                                             7.9
B                                             15.1
B-                                            14.6
CCC+                                           8.7
CCC                                            3.2
CCC-                                           1.8
CC                                             1.4
C                                              1.1
D                                              0.8
NR                                             2.9
-------------------------------------------------------
                                     Total   100.0%
                                             ======


(1) Most recent distribution paid or declared through 4/30/2015. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2015. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

NR    Not rated.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2015


                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. (the "Firm" or the "Sub-Advisor") is a registered investment advisor that invests in global listed real estate and infrastructure equities, corporate credit and securitized credit strategies. Headquartered in New York, NY, the Firm and its affiliates also maintain offices and investment teams in Chicago, Boston and Toronto and had $19 billion of assets under management as of March 31, 2015. The Firm has experience in the management of institutional portfolios, retail mutual funds and various commingled vehicles. The Sub-Advisor was established in 1989 and conducts the public market activities of Brookfield Asset Management Inc.

The Firm is a wholly owned subsidiary of Brookfield Asset Management Inc., a global alternative asset manager with over $200 billion in assets under management as of March 31, 2015. Brookfield Asset Management has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates.

                           PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA - MANAGING DIRECTOR
ANTHONY BREAKS, CFA - SENIOR DIRECTOR

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II ("FHY" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment-grade debt securities and equity securities that the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

High Yield

The six-month period ended April 30, 2015 saw rising interest rates following the cessation of the Federal Reserve's program of quantitative easing despite generally soft economic conditions in the United States toward the end of the period. Equity markets were generally higher over the period due to improved investor confidence, generally good earnings and an apparent bottoming in the energy markets. Many strategists attributed the economic weakness to very severe winter weather in parts of the country, so markets were generally willing to look past the numbers in expectation of stronger growth ahead.

At the beginning of the six-month period, energy prices were declining rapidly, but appeared to stabilize in December 2014, and moved moderately higher toward the end of the period. This gave a lift to energy-related securities, particularly in the high-yield market, where energy represents the largest industry segment. Weakness continued in mining and metals prices, particularly iron ore, steel and coal due to weak Chinese demand, along with stronger emissions controls in North America tempering coal demand for power production.

The high-yield market produced a positive return of 1.51% for the six-month period ended April 30, 2015, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index. The asset class benefitted from investor inflows and renewed investor confidence despite higher interest rates. For the six-month period, higher-quality BB bonds outperformed riskier CCC bonds as measured by the BofA Merrill Lynch US High Yield BB Index and the BofA Merrill Lynch US High Yield CCC Index, returning 2.4% and 0.7%, respectively. The market saw outperformance in consumer-related industries such as consumer goods and retail along with strong performance in the banking sector. Underperforming sectors included energy, basic industry, and telecommunications.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

CREDIT CONDITIONS

The six-month period ended April 30, 2015 saw a decline in the high-yield default rate, bringing the 12-month default rate to 1.8%, which remains well below the long-term average of 3.9%.1 We believe lower energy prices may increase credit distress in the energy and mining sector, which could increase the overall default rate. We do not expect the default rate to rise above its long-term average. We also believe the market is currently anticipating higher defaults, as represented by relatively generous spreads, and that investors are well aware of pressure in energy markets.

OUTLOOK

The current credit cycle has lasted longer than the 1990s credit cycle, which was a relatively long cycle. Currently, high-yield spreads represent substantial premiums to those usually seen at this stage of the cycle. Re-risking on the part of issuers remains muted compared with prior cycles. Defaults are very low compared to historical averages, and corporate credit has substantial flexibility as a result of actively refinancing balance sheets over the last six years.

We continue to watch events in the oil patch with interest. While many exploration and production companies continue to enjoy reasonably high product prices due to past hedging, many will suffer a hit should oil prices not recover in calendar year 2015. We are growing increasingly concerned by events in metals and mining, where difficulties among coal producers, who have been struggling against emissions standards, are now struggling against much lower energy prices. We have also seen large declines in the realized prices of iron ore producers due to weak demand out of the Far East.

On balance, we believe there are substantial opportunities in the high-yield market but caution investors to maintain diligent credit discipline in order to maneuver through potentially elevated credit pitfalls ahead.

SECURITIZED PRODUCTS

Within the Securitized Products universe, non-Agency Residential Mortgage-Backed Securities ("non-Agency RMBS") and Commercial Mortgage-Backed Securities ("CMBS") had strong returns for the past six months driven by improving collateral performance and strong investor demand.

Prices of non-Agency RMBS have benefited from improving home prices. Prices of single family homes were up 4.5% in 2014 per CoreLogic HPI Data. This follows gains of 11.2% in 2013 and 9.2% in 2012. This has substantially improved homeowner equity and consequently, we have seen improved performance on the underlying loans. According to the Mortgage Bankers Association, the total delinquency number for the first quarter of 2015 was 5.41%, which was down from 5.68% in the fourth quarter of 2014, extending a low not seen since 2007. We believe that home price appreciation will slow in 2015, leveling off in the 3% to 5% range. That said, we believe the odds may favor a surprise to the upside, as continued low interest rates may drive additional refinancing or unanticipated wage inflation that may improve access to credit and ability to service existing debt.

Access to credit for residential borrowers has remained stubbornly limited. This is the strongest argument against the idea that home prices are approaching bubble territory. Regulation, litigation and other issues all continue to limit access to mortgage credit continuing to weigh on housing metrics like new home sales. While new home sales have remained weak, data related to housing supply has been very supportive. Limited building and a reduction in distressed inventory, such as bank foreclosures, has reduced supply for existing homes and this has contributed to home price index increases. Given current conditions, we expect home prices to continue to improve, albeit at a more stable 4% per annum rate. Increasing home prices result in lower loan-to-value ratios which continue to help more borrowers regain lost equity, and come closer to meeting standards required to refinance at historically low mortgage rates.

Like residential real estate, commercial real-estate markets in the U.S. continue to improve in 2015. CMBS delinquency rates are down to 5.6%, from a peak of 10.3% seen in 2012. The aggregate index for commercial property prices is now above the peak seen prior to the global financial crisis, as measured by Moody's CPPI, a widely followed index of commercial real-estate prices. For commercial real estate, credit is readily available and access to credit continues to expand along with the allowed leverage.

We believe the expansion in credit, combined with an aggressive buyer base for new issues, has facilitated relatively unrestrained commercial property lending. With risk retention requirements on the horizon in 2016, we believe there will be additional pressure on lenders to be aggressive, and on buyers of new CMBS to invest before risk retention interferes. As

-----------------------------

1 J.P. Morgan, High Yield Market Monitor, November
   1, 2014, page 3.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

such, we prefer more seasoned securities that may benefit from loans refinancing into the strong new issue market rather than extending or defaulting. We are also focused on a particular type of new issue backed by large loans on single properties. The collateral for these securities is a large, high quality, well understood asset. The loan to value ratio for the security, a measure of credit protection, is much lower than it would be in a tradition CMBS transaction.

The interest rate environment has been very supportive of real-estate assets with low rates persisting longer than was anticipated. Now the focus for the rates market is on when the Federal Reserve will raise short-term interest rates and how quickly it will introduce subsequent hikes. First quarter economic data was tepid, with some weakness in employment and manufacturing numbers. The severe winter, a sharp decline in oil prices, and an increase in the U.S. dollar are credited with weighing on GDP in the first quarter. Economic drivers for mortgages and ABS tend to follow consumer and consumption trends. We note that on balance, savings to consumers from cheaper gas prices is not being spent. Instead we see continued deleveraging of the household balance sheet and a somewhat higher savings rate.

We remain positive on most securitized products for this year, based on continued improvement in forecasts for collateral performance. Expansion of credit for borrowers has slowed versus market expectations and this remains an area of potential improvement for our markets, though likely not in the near term. Banks have been slow to expand borrowing beyond agency eligible loans and non-agency eligible loans to otherwise very clean, typically high net worth borrowers. Rents have been rising for several years, and with interest rates still low, many households have a financial incentive to purchase rather than rent. The first time home buyer has a number of Agency eligible programs to facilitate that purchase. These dynamics support the current increase in home prices and potential for further increases, though likely at a more measured pace than 2012 and 2013.

PERFORMANCE ANALYSIS

For the six-month period ended April 30, 2015, the Fund had a total return(2) of 0.33% based on net asset value ("NAV"). For the period, the Fund traded from a discount to NAV of -6.25% to a discount of -10.69%, resulting in a total return of -4.42% based on market price. The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 2.43% for the six-month period ended April 30, 2015.

An important factor impacting the return of the Fund relative to its benchmark was the Fund's use of financial leverage through the use of bank borrowings. As of April 30, 2015, the Fund's leverage was approximately 28.20% of Managed Assets. Leverage contributed positively to the Fund's income during the period. The Fund may utilize leverage in an amount up to 33.33% of Managed Assets. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and capital growth for common shareholders. However, the use of leverage also can expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, as they did during this semi-annual period, the negative impact of the valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund are rising generally.

Contributors to relative performance over the last six months included the Fund's allocation to the real-estate sector, as well as the Fund's holdings of higher quality BBB-rated securities.

Detractors from performance included the Fund's overweight in the basic industry sector, where the Fund's holdings of bonds in the coal industry underperformed. Additionally, the Fund's holdings in the leisure sector detracted from performance due to weakness in gaming securities. The Fund also saw underperformance from its credit weighting, due to an overweight in the underperforming B and CCC sectors.

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities. These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on April 30, 2015 and subject to change based on subsequent developments.

-----------------------------

(2) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns and does not reflect sales load. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                         DESCRIPTION                        COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES - 100.2%
                  AUTOMOTIVE - 4.6%
$      1,275,000  American Axle & Manufacturing, Inc. (a).......       6.25%        03/15/21     $  1,348,313
       1,050,000  American Axle & Manufacturing, Inc. (a).......       6.63%        10/15/22        1,120,875
       1,750,000  FCA US LLC/CG Co-Issuer, Inc. (a).............       8.25%        06/15/21        1,935,937
       1,500,000  Ford Motor Co. (a)............................       6.50%        08/01/18        1,714,235
                                                                                                 ------------
                                                                                                    6,119,360
                                                                                                 ------------
                  BASIC INDUSTRY - 10.5%
         800,000  Alpha Natural Resources, Inc. (a) (b).........       7.50%        08/01/20          296,000
       2,075,000  Alpha Natural Resources, Inc. (a).............       6.25%        06/01/21          404,625
       3,275,000  Arch Coal, Inc. (a)...........................       7.25%        06/15/21          728,687
       1,000,000  Associated Materials LLC/AMH New Finance,
                     Inc. (a)...................................       9.13%        11/01/17          855,000
         500,000  Building Materials Corp. of America (a) (b)...       6.75%        05/01/21          533,125
         775,000  Hexion, Inc...................................       8.88%        02/01/18          692,656
       2,450,000  Hexion, Inc. (a)..............................       9.00%        11/15/20        1,776,250
         428,000  Huntsman International LLC (a)................       8.63%        03/15/21          455,820
         500,000  Ply Gem Industries, Inc.......................       6.50%        02/01/22          491,875
       1,540,000  Polymer Group, Inc. (a).......................       7.75%        02/01/19        1,597,750
       2,100,000  Pulte Group, Inc. (a).........................       6.38%        05/15/33        2,184,000
       2,100,000  USG Corp. (a) (c).............................       9.75%        01/15/18        2,441,250
       1,650,000  Xerium Technologies, Inc. (a).................       8.88%        06/15/18        1,714,969
                                                                                                 ------------
                                                                                                   14,172,007
                                                                                                 ------------
                  CAPITAL GOODS - 4.9%
       1,700,000  Crown Cork & Seal Co., Inc. (a)...............       7.38%        12/15/26        1,963,500
       1,775,000  H&E Equipment Services, Inc...................       7.00%        09/01/22        1,868,187
         590,000  Tekni-Plex, Inc. (b)..........................       9.75%        06/01/19          635,725
         650,000  Terex Corp....................................       6.50%        04/01/20          682,500
       1,350,000  Terex Corp. (a)...............................       6.00%        05/15/21        1,377,000
                                                                                                 ------------
                                                                                                    6,526,912
                                                                                                 ------------
                  CONSUMER GOODS - 7.1%
       2,000,000  ACCO Brands Corp. (a).........................       6.75%        04/30/20        2,115,000
       1,775,000  L Brands, Inc. (a)............................       7.60%        07/15/37        2,072,312
       1,800,000  New Albertsons, Inc. (a)......................       7.75%        06/15/26        1,755,000
       1,850,000  Post Holdings, Inc. (a).......................       7.38%        02/15/22        1,926,313
       1,900,000  Roundy's Supermarkets, Inc. (a) (b)...........      10.25%        12/15/20        1,700,500
                                                                                                 ------------
                                                                                                    9,569,125
                                                                                                 ------------
                  ENERGY - 20.2%
       2,100,000  Atlas Pipeline Partners LP/Atlas Pipeline
                     Finance Corp. (a)..........................       5.88%        08/01/23        2,121,000
       1,775,000  Blue Racer Midstream LLC/Blue Racer
                     Finance Corp. (b)..........................       6.13%        11/15/22        1,854,875
       1,750,000  Breitburn Energy Partners LP/Breitburn
                     Finance Corp. (a)..........................       8.63%        10/15/20        1,487,500
         250,000  Breitburn Energy Partners LP/Breitburn
                     Finance Corp. (a)..........................       7.88%        04/15/22          206,250
       1,925,000  Calfrac Holdings L.P. (a) (b).................       7.50%        12/01/20        1,756,562
         950,000  Chesapeake Energy Corp........................       4.88%        04/15/22          881,125
       2,410,000  EV Energy Partners LP/EV Energy
                     Finance Corp. (a)..........................       8.00%        04/15/19        2,325,650


Page 6                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                         DESCRIPTION                        COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
                  ENERGY (CONTINUED)
$      1,850,000  Ferrellgas Partners LP/Ferrellgas Partners
                     Finance Corp. (a)..........................       8.63%        06/15/20     $  1,937,875
       1,950,000  Global Partners LP/GLP Finance Corp. (a)......       6.25%        07/15/22        1,930,500
       1,700,000  Hilcorp Energy I LP/Hilcorp Finance
                     Co. (a) (b)................................       8.00%        02/15/20        1,768,000
       1,000,000  ION Geophysical Corp..........................       8.13%        05/15/18          785,000
         950,000  Linn Energy LLC/Linn Energy Finance
                     Corp. (a)..................................       8.63%        04/15/20          869,839
         800,000  Linn Energy LLC/Linn Energy Finance Corp......       7.75%        02/01/21          692,000
       1,750,000  NRG Energy, Inc...............................       6.25%        07/15/22        1,824,375
       1,775,000  NRG Yield Operating LLC (b)...................       5.38%        08/15/24        1,850,438
       1,275,000  Pioneer Natural Resources Co. (a).............       6.65%        03/15/17        1,393,977
       1,300,000  RKI Exploration & Production LLC/RKI Finance
                     Corp. (b)..................................       8.50%        08/01/21        1,293,500
       1,850,000  Tesoro Logistics LP/Tesoro Logistics Finance
                     Corp. (a)..................................       6.13%        10/15/21        1,947,125
         415,000  W&T Offshore, Inc.............................       8.50%        06/15/19          298,800
                                                                                                 ------------
                                                                                                   27,224,391
                                                                                                 ------------
                  HEALTHCARE - 8.8%
       1,925,000  CHS/Community Health Systems, Inc. (a)........       7.13%        07/15/20        2,066,969
       1,375,000  DJO Finance LLC/DJO Finance Corp. (a).........       9.88%        04/15/18        1,443,750
         150,000  DJO Finco, Inc./DJO Finance LLC/DJO Finance
                     Corp. (b)..................................       8.13%        06/15/21          152,625
       1,750,000  HCA, Inc. (a).................................       8.00%        10/01/18        2,038,750
       1,000,000  HCA, Inc. (a).................................       5.88%        05/01/23        1,083,750
         643,420  inVentiv Health, Inc. (b) (d).................      10.00%        08/15/18          661,114
         438,000  inVentiv Health, Inc. (b).....................      11.00%        08/15/18          420,480
       1,725,000  Jaguar Holdings Co./Merger (a) (b)............       9.50%        12/01/19        1,860,844
       2,000,000  Kindred Healthcare, Inc. (a)..................       6.38%        04/15/22        2,070,000
                                                                                                 ------------
                                                                                                   11,798,282
                                                                                                 ------------
                  LEISURE - 9.8%
       2,000,000  Boyd Gaming Corp. (a).........................       9.00%        07/01/20        2,170,000
       1,800,000  Cedar Fair L.P./Canada's Wonderland Co./Magnum
                     Management Corp............................       5.25%        03/15/21        1,876,500
       1,950,000  Chester Downs & Marina LLC (a) (b)............       9.25%        02/01/20        1,511,250
       2,450,000  GLP Capital LP/GLP Financing II, Inc. (a).....       5.38%        11/01/23        2,560,250
       1,300,000  MGM Resorts International (a).................       7.63%        01/15/17        1,400,490
       1,786,979  MTR Gaming Group, Inc. (a)....................      11.50%        08/01/19        1,934,404
       1,725,000  Palace Entertainment Holdings LLC/Palace
                     Entertainment Holdings Corp. (a) (b).......       8.88%        04/15/17        1,745,485
                                                                                                 ------------
                                                                                                   13,198,379
                                                                                                 ------------
                  MEDIA - 8.4%
       1,850,000  Cablevision Systems Corp. (a).................       8.63%        09/15/17        2,090,500
       1,875,000  Cumulus Media Holdings, Inc. (a)..............       7.75%        05/01/19        1,811,719
       1,700,000  iHeartCommunications, Inc. (a)................       9.00%        03/01/21        1,636,250
       1,875,000  Lamar Media Corp..............................       5.38%        01/15/24        1,966,687


                        See Notes to Financial Statements                 Page 7

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                         DESCRIPTION                        COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
CORPORATE BONDS AND NOTES (CONTINUED)
                  MEDIA (CONTINUED)
$      2,350,000  Mediacom Broadband LLC/Mediacom Broadband
                     Corp.......................................       6.38%        04/01/23     $  2,502,750
       1,250,000  National Cinemedia LLC........................       6.00%        04/15/22        1,300,000
                                                                                                 ------------
                                                                                                   11,307,906
                                                                                                 ------------
                  SERVICES - 7.8%
       1,000,000  Avis Budget Car Rental LLC/Avis Budget
                     Finance, Inc. (a)..........................       5.50%        04/01/23        1,024,690
       1,850,000  Casella Waste Systems, Inc. (a)...............       7.75%        02/15/19        1,896,250
       2,275,000  Iron Mountain, Inc. (a).......................       6.00%        08/15/23        2,431,406
         950,000  Jurassic Holdings III (b).....................       6.88%        02/15/21          821,750
       2,025,000  MasTec, Inc. (a)..............................       4.88%        03/15/23        1,923,750
       1,000,000  Sotheby's (b).................................       5.25%        10/01/22        1,002,500
         369,000  United Rentals North America, Inc.............       8.25%        02/01/21          399,904
         900,000  United Rentals North America, Inc. (a)........       7.63%        04/15/22          996,750
                                                                                                 ------------
                                                                                                   10,497,000
                                                                                                 ------------
                  TECHNOLOGY & ELECTRONICS - 1.7%
         500,000  CyrusOne LP/CyrusOne Finance Corp.............       6.38%        11/15/22          529,375
       1,570,000  First Data Corp. (a)..........................      11.25%        01/15/21        1,770,175
                                                                                                 ------------
                                                                                                    2,299,550
                                                                                                 ------------
                  TELECOMMUNICATIONS - 12.2%
       2,000,000  Centurylink, Inc. (a).........................       7.65%        03/15/42        2,020,000
         936,000  Cincinnati Bell, Inc. (a).....................       8.75%        03/15/18          957,364
       1,200,000  FairPoint Communications, Inc. (a) (b)........       8.75%        08/15/19        1,290,000
       1,750,000  Frontier Communications Corp. (a).............       7.13%        03/15/19        1,916,250
         900,000  Frontier Communications Corp. (a).............       7.13%        01/15/23          909,000
       1,750,000  Level 3 Communications, Inc. (a)..............       8.88%        06/01/19        1,835,313
         475,000  Level 3 Financing, Inc........................       6.13%        01/15/21          504,094
         500,000  Qwest Capital Funding, Inc....................       6.88%        07/15/28          520,000
       1,875,000  T-Mobile USA, Inc. (a)........................       6.63%        04/01/23        1,956,000
       2,825,000  Windstream Corp. (a)..........................       7.50%        06/01/22        2,701,406
       1,850,000  Zayo Group LLC/Zayo Capital, Inc. (a) (b).....       6.00%        04/01/23        1,868,500
                                                                                                 ------------
                                                                                                   16,477,927
                                                                                                 ------------
                  TRANSPORTATION - 1.4%
       1,800,000  Watco Cos. LLC/Watco Finance Corp. (a) (b)....       6.38%        04/01/23        1,833,750
                                                                                                 ------------
                  UTILITY - 2.8%
       2,025,000  AES Corp. (a).................................       4.88%        05/15/23        1,983,234
       1,750,000  TerraForm Power Operating LLC (b).............       5.88%        02/01/23        1,828,750
                                                                                                 ------------
                                                                                                    3,811,984
                                                                                                 ------------
                  TOTAL CORPORATE BONDS AND NOTES.............................................    134,836,573
                  (Cost $137,015,705)                                                            ------------


Page 8                  See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL
     VALUE
     (LOCAL                                                           STATED         STATED         VALUE
   CURRENCY)                       DESCRIPTION                        COUPON        MATURITY     (US DOLLAR)
----------------  ----------------------------------------------     ---------    ------------   ------------
FOREIGN CORPORATE BONDS AND NOTES - 16.0%
                  AUTOMOTIVE - 1.0%
       1,117,997  Servus Luxembourg Holding S.C.A. (EUR) (b)....       7.75%        06/15/18     $  1,313,818
                                                                                                 ------------
                  BASIC INDUSTRY - 4.3%
       1,540,000  Cascades, Inc. (USD) (a)......................       7.88%        01/15/20        1,609,300
       1,000,000  Cascades, Inc. (USD) (a) (b)..................       5.50%        07/15/22        1,016,250
       1,150,000  FMG Resources (August 2006) Pty Ltd.
                     (USD) (a) (b)..............................       6.88%        04/01/22          875,437
         875,000  Millar Western Forest Products Ltd. (USD).....       8.50%        04/01/21          883,750
       1,283,000  Trinseo Materials Operating S.C.A./Trinseo
                     Materials Finance, Inc. (USD) (a)..........       8.75%        02/01/19        1,361,597
                                                                                                 ------------
                                                                                                    5,746,334
                                                                                                 ------------
                  CAPITAL GOODS - 2.2%
       2,000,000  Ardagh Packaging Finance PLC/Ardagh Holdings
                     USA, Inc. (USD) (a) (b)....................       6.75%        01/31/21        2,085,000
         720,000  KraussMaffei Group GmbH (EUR).................       8.75%        12/15/20          887,277
                                                                                                 ------------
                                                                                                    2,972,277
                                                                                                 ------------
                  ENERGY - 2.9%
       1,800,000  LBC Tank Terminals Holding Netherlands BV
                     (USD) (b)..................................       6.88%        05/15/23        1,854,000
         645,000  Precision Drilling Corp. (USD)................       6.63%        11/15/20          653,062
       1,350,000  Puma International Financing S.A. (USD) (b)...       6.75%        02/01/21        1,410,750
                                                                                                 ------------
                                                                                                    3,917,812
                                                                                                 ------------
                  MEDIA - 1.4%
       1,900,000  Numericable-SFR SAS (b).......................       6.00%        05/15/22        1,948,688
                                                                                                 ------------
                  TELECOMMUNICATIONS - 1.8%
       1,900,000  Intelsat Luxembourg S.A. (USD) (a)............       7.75%        06/01/21        1,752,750
         700,000  Wind Acquisition Finance S.A. (USD) (b).......       7.38%        04/23/21          718,375
                                                                                                 ------------
                                                                                                    2,471,125
                                                                                                 ------------
                  TRANSPORTATION - 2.4%
       1,550,000  Dynagas LNG Partners LP/Dynagas Finance, Inc.
                     (USD) (a)..................................       6.25%        10/30/19        1,402,750
       2,000,000  Teekay Offshore Partners LP/Teekay Offshore
                     Finance Corp. (USD) (a)....................       6.00%        07/30/19        1,802,500
                                                                                                 ------------
                                                                                                    3,205,250
                                                                                                 ------------
                  TOTAL FOREIGN CORPORATE BONDS AND NOTES.....................................     21,575,304
                  (Cost $22,586,931)                                                             ------------


   PRINCIPAL                                                          STATED         STATED
     VALUE                         DESCRIPTION                        COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
MORTGAGE-BACKED SECURITIES - 8.0%

                  COLLATERALIZED MORTGAGE OBLIGATIONS - 7.0%
                  Citicorp Mortgage Securities, Inc.
$      1,608,952     Series 2007-2, Class 1A3...................       6.00%        02/25/37     $  1,650,481
                  Countrywide Alternative Loan Trust
         923,847     Series 2006-29T1, Class 2A6................       6.50%        10/25/36          825,798
         149,136     Series 2007-11T1, Class A37 (e)............      38.93%        05/25/37          312,648
       1,031,742     Series 2007-OA3, Class 1A1 (e).............       0.32%        04/25/47          877,267


                        See Notes to Financial Statements                 Page 9

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                         DESCRIPTION                        COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
                  Countrywide Home Loan Mortgage Pass-Through Trust
$        184,063     Series 2006-21, Class A8...................       5.75%        02/25/37     $    174,645
                  HarborView Mortgage Loan Trust
          90,300     Series 2005-9, Class B10 (e) (f) (g) (h)...       1.93%        06/20/35                1
                  Home Equity Asset Trust
       1,190,000     Series 2006-4, Class 2A4 (e)...............       0.46%        08/25/36        1,011,057
       1,261,000     Series 2006-7, Class 2A3 (e)...............       0.33%        01/25/37          959,186
                  Nomura Resecuritization Trust
       2,748,218     Series 2014-1R, Class 2A11 (b) (e).........       0.34%        02/26/37        1,446,099
                  Residential Accredit Loans, Inc.
         152,708     Series 2007-Q56, Class A2 (e)..............      54.07%        04/25/37          338,207
                  Securitized Asset Backed Receivables LLC Trust
       1,293,340     Series 2007, Class BR4 (e).................       0.38%        05/25/37          864,580
                  Washington Mutual Alternative Mortgage
                     Pass-Through Certificates
          45,461     Series 2007-5, Class A11 (e)...............      38.39%        06/25/37           87,810
                  Wells Fargo Mortgage Backed Securities Trust
         638,553     Series 2006-8, Class A15...................       6.00%        07/25/36          645,688
         256,343     Series 2007-8, Class 2A2...................       6.00%        07/25/37          252,878
                                                                                                 ------------
                                                                                                    9,446,345
                                                                                                 ------------
                  COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.0%
                  Greenwich Capital Commercial Funding Corp.
       1,180,000     Series 2007-GG11, Class AJ (e).............       6.05%        12/10/49        1,250,897
                                                                                                 ------------
                                                                                                    1,250,897
                                                                                                 ------------
                  TOTAL MORTGAGE-BACKED SECURITIES............................................     10,697,242
                  (Cost $9,539,992)                                                              ------------

ASSET-BACKED SECURITIES - 5.6%

                  Ace Securities Corp.
         909,797     Series 2003-MH1, Class A4 (b).............        6.50%        08/15/30        1,009,182
                  BankAmerica Manufactured Housing Contract Trust II
       2,300,000     Series 1997-1, Class B1 (g)...............        6.94%        06/10/21        2,820,934
                  Bombardier Capital Mortgage Securitization
         269,762     Corp. Series 1999-B, Class A1B.............       6.61%        12/15/29          139,762
                  Citigroup Mortgage Loan Trust, Inc.
       2,301,000     Series 2003-HE3, Class M4 (e)..............       3.18%        12/25/33        1,186,729
                  Green Tree Financial Corp.
          70,940     Series 1997-4, Class B1 (h)................       7.23%        02/15/29            5,023
         669,822     Series 1998-4, Class M1 (h)................       6.83%        04/01/30          443,266
       1,156,684     Series 1999-3, Class M1 (h)................       6.96%        02/01/31           69,436
                  GSAMP Trust
       2,895,038     Series 2006-S5, Class A1 (e)...............       0.36%        09/25/36           81,282
                  IMC Home Equity Loan Trust
       2,020,157     Series 1997-3, Class B.....................       7.87%        08/20/28        1,051,017
       2,177,498     Series 1997-5, Class B (f) (g).............       7.59%        11/20/28          509,904
                  Oakwood Mortgage Investors, Inc.
         697,216     Series 1999-B, Class M1....................       7.18%        12/15/26          247,131
                                                                                                 ------------
                  TOTAL ASSET-BACKED SECURITIES...............................................      7,563,666
                  (Cost $5,298,229)                                                              ------------


Page 10                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                         DESCRIPTION                        COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
SENIOR FLOATING-RATE LOAN INTERESTS - 2.7%
                  CONSUMER GOODS - 0.9%
$        668,271  Albertsons, Inc., Term Loan B-1 (e)...........       5.38%        03/21/19     $    673,464
         531,707  Roundy's Supermarkets, Tranche B Term
                     Loan (e)...................................       5.75%        02/21/21          512,719
                                                                                                 ------------
                                                                                                    1,186,183
                                                                                                 ------------
                  SERVICES - 0.7%
         992,500  Caesars Growth Properties, LLC, Term
                     Loan B (e).................................       6.25%        05/08/21          886,799
                                                                                                 ------------
                  TELECOMMUNICATIONS - 0.7%
         980,000  Fairpoint Communications, Inc., Term
                     Loan (e)...................................       7.50%        02/14/19          997,150
                                                                                                 ------------
                  UTILITY - 0.4%
         834,744  Texas Competitive Electric Holdings Co., LLC,
                     Tranche B2 (e) (i).........................       4.67%        10/10/17          516,022
                                                                                                 ------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS...................................      3,586,154
                  (Cost $3,990,378)                                                              ------------


  SHARES/UNITS                                    DESCRIPTION                                       VALUE
----------------  ----------------------------------------------------------------------------   ------------
COMMON STOCKS - 2.1%

                  AUTOMOTIVE - 0.4%
          33,500  Ford Motor Co...............................................................        529,300
                                                                                                 ------------
                  BASIC INDUSTRY - 0.4%
          94,150  Cascades, Inc...............................................................        546,249
                                                                                                 ------------
                  CAPITAL GOODS - 0.4%
          20,275  General Electric Co.........................................................        549,047
                                                                                                 ------------
                  ENERGY - 0.2%
               7  Thunderbird Resources Equity, Inc. (h) (j) (k)..............................        277,348
                                                                                                 ------------
                  SERVICES - 0.4%
          14,208  Iron Mountain Reit, Inc.....................................................        490,034
                                                                                                 ------------
                  UTILITY - 0.3%
          36,000  AES Corp....................................................................        477,000
                                                                                                 ------------
                  TOTAL COMMON STOCKS.........................................................      2,868,978
                  (Cost $3,371,284)                                                              ------------

MASTER LIMITED PARTNERSHIPS - 0.1%

                  ENERGY - 0.1%
           4,411  EV Energy Partners, LP......................................................         77,589
                                                                                                 ------------
                  TOTAL MASTER LIMITED PARTNERSHIPS...........................................         77,589
                  (Cost $148,599)                                                                ------------

PREFERRED SECURITIES - 0.0%

           4,000  Soloso CDO, Ltd., Series 2005-1 (k) (l) (m).................................          2,500
                                                                                                 ------------
                  TOTAL PREFERRED SECURITIES..................................................          2,500
                  (Cost $0)                                                                      ------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

   PRINCIPAL                                                          STATED         STATED
     VALUE                         DESCRIPTION                        COUPON        MATURITY        VALUE
----------------  ----------------------------------------------     ---------    ------------   ------------
STRUCTURED NOTES - 0.0%
$      5,750,000  Preferred Term Securities XXV, Ltd. (k) (m)...        (l)         06/22/37     $        449
                  Preferred Term Securities XXVI, Ltd.
       2,500,000     Subordinated Note (k) (m)..................        (l)         09/22/37            1,563
                                                                                                 ------------
                  TOTAL STRUCTURED NOTES......................................................          2,012
                  (Cost $0)                                                                      ------------


                  TOTAL INVESTMENTS - 134.7%..................................................    181,210,018
                  (Cost $181,951,118) (n)
                  OUTSTANDING LOAN - (39.3%)..................................................    (52,850,000)
                  NET OTHER ASSETS AND LIABILITIES - 4.6%.....................................      6,216,645
                                                                                                 ------------
                  NET ASSETS - 100.0%.........................................................   $134,576,663
                                                                                                 ============

-----------------------------

(a) All or a portion of this security serves as collateral on the outstanding loan.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc. ("Brookfield"), the Fund's sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At April 30, 2015, securities noted as such amounted to $40,363,372 or 29.99% of net assets.

(c) Multi-Step Coupon Bond - Coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at April 30, 2015.

(d) This security is a Payment-in-Kind ("PIK") Toggle Note whereby the issuer may elect to pay interest in cash at the stated coupon or in PIK Interest at 12.00%. For the six months ended April 30, 2015, the Fund received $36,420 PIK Interest.

(e) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2015.

(f)   Income is not being accrued.

(g)   Security missed one or more of its interest payments.

(h) Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be illiquid by Brookfield.

(i)   This borrower has filed for protection in federal bankruptcy court.

(j)   Non-income producing security.

(k) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended. At April 30, 2015, securities noted as such are valued at $281,860 or 0.21% of net assets.

(l)   Zero coupon security.

(m) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(n) Aggregate cost for federal income tax purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2015, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,180,844 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,921,944.

CDO   Collateralized Debt Obligation

CAD   Canadian Dollar

EUR   Euro

USD   United States Dollar


Page 12                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of April 30, 2015 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                            LEVEL 2          LEVEL 3
                                                           TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                         4/30/2015         PRICES           INPUTS           INPUTS
                                                       -------------    -------------    -------------    -------------
Corporate Bonds and Notes*.........................    $ 134,836,573    $          --    $ 134,836,573    $          --
Foreign Corporate Bonds and Notes*.................       21,575,304               --       21,575,304               --
Mortgage-Backed Securities:
   Collateralized Mortgage Obligations.............        9,446,345               --        9,446,345               --
   Commercial Mortgage-Backed Securities...........        1,250,897               --        1,250,897               --
Asset-Backed Securities............................        7,563,666               --        7,563,666               --
Senior Floating-Rate Loan Interests*...............        3,586,154               --        3,586,154               --
Common Stocks:
   Energy..........................................          277,348               --               --          277,348
   Other industry categories*......................        2,591,630        2,591,630               --               --
Master Limited Partnerships........................           77,589           77,589               --               --
Preferred Securities...............................            2,500               --               --            2,500
Structured Notes...................................            2,012               --               --            2,012
                                                       -------------    -------------    -------------    -------------
Total Investments..................................      181,210,018        2,669,219      178,258,939          281,860
Forward Foreign Currency Contracts**...............          264,865               --          264,865               --
                                                       -------------    -------------    -------------    -------------
Total..............................................    $ 181,474,883    $   2,669,219  $   178,523,804    $     281,860
                                                       =============    =============    =============    =============

*  See Portfolio of Investments for industry breakout.
** See the table of Forward Foreign Currency Contracts for contract and currency detail.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. As of April 30, 2015, the Fund transferred a security valued at $277,348 from Level 2 to Level 3 of the fair value hierarchy. The security that transferred from Level 2 to Level 3 did so primarily as a result of being fair value priced by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended, and not from an independent third-party pricing service.

Level 3 Structured Notes and Preferred Securities are valued using broker quotes. These values are based on unobservable and non-quantitative inputs. The Fund's Board of Trustees has adopted valuation procedures that are utilized by the Advisor's Pricing Committee to oversee the day-to-day valuation of the Fund's investments. The Advisor's Pricing Committee, through the Fund's fund accounting agent, monitors daily pricing via tolerance checks and stale and unchanged price reviews. The Advisor's Pricing Committee also reviews monthly back testing of pricing services prices by comparing sales prices of Fund investments to prior day pricing service prices. Additionally, the Advisor's Pricing Committee reviews periodic information from the Fund's third-party pricing service that compares secondary market trade prices to their daily valuations.


                        See Notes to Financial Statements                Page 13

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
PORTFOLIO OF INVESTMENTS (CONTINUED)
APRIL 30, 2015 (UNAUDITED)


The following table presents the activity of the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

BEGINNING BALANCE AT OCTOBER 31, 2014
   Preferred Securities                                       $   40,000
   Structured Notes                                                  825
Net Realized Gain (Loss)                                              --
Net Change in Unrealized Appreciation/(Depreciation)
   Preferred Securities                                          (37,500)
   Structured Notes                                                1,187
Purchases                                                             --
Sales                                                                 --
Transfers In
   Common Stocks                                                 277,348
Transfers Out                                                         --
ENDING BALANCE AT APRIL 30, 2015
   Preferred Securities                                            2,500
   Structured Notes                                                2,012
   Common Stocks                                                 277,348
                                                              ----------
Total Level 3 holdings                                        $  281,860
                                                              ==========

There was a net change of ($36,313) in unrealized appreciation (depreciation) from Level 3 investments held as of April 30, 2015.

FORWARD FOREIGN CURRENCY CONTRACTS - (see Note 2F - Forward Foreign Currency Contracts in the Notes to Financial Statements):

                                    FORWARD FOREIGN CURRENCY CONTRACTS
                            ---------------------------------------------------
                                                                   PURCHASE             SALE           UNREALIZED
SETTLEMENT                      AMOUNT            AMOUNT         VALUE AS OF        VALUE AS OF      APPRECIATION/
   DATE      COUNTERPARTY    PURCHASED (a)       SOLD (a)       APRIL 30, 2015     APRIL 30, 2015    (DEPRECIATION)
----------   ------------   ---------------   --------------   ----------------   ----------------   --------------

 05/11/15        BNYM       USD     498,547   CAD    566,030   $        498,547   $        469,078   $       29,469
 05/11/15        BNYM       USD   2,250,241   EUR  1,794,143          2,250,241          2,014,845          235,396
                                                                                                     --------------
Net unrealized appreciation (depreciation)........................................................   $      264,865
                                                                                                     ==============

(a)   Please see Portfolio of Investments for currency description.

Counterparty Abbreviations:

      BNYM   Bank of New York Mellon


Page 14                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2015 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $181,951,118).........................................................................      $ 181,210,018
Cash...........................................................................................          2,531,181
Foreign currency (Cost $161,215)...............................................................            169,803
Unrealized appreciation on forward foreign currency contracts..................................            264,865
Receivables:
   Interest....................................................................................          3,090,963
   Investment securities sold..................................................................            565,544
   Dividends...................................................................................              5,025
Prepaid expenses...............................................................................             20,462
                                                                                                     -------------
   Total Assets................................................................................        187,857,861
                                                                                                     -------------
LIABILITIES:
Outstanding loan...............................................................................         52,850,000
Payables:
   Investment securities purchased.............................................................            150,000
   Investment advisory fees....................................................................            138,155
   Administrative fees.........................................................................             54,400
   Audit and tax fees..........................................................................             38,326
   Printing fees...............................................................................             14,394
   Custodian fees..............................................................................             10,020
   Transfer agent fees.........................................................................              7,880
   Interest and fees on loan...................................................................              7,585
   Legal fees..................................................................................              6,447
   Trustees' fees and expenses.................................................................              1,789
   Financial reporting fees....................................................................                771
Other liabilities..............................................................................              1,431
                                                                                                     -------------
   Total Liabilities...........................................................................         53,281,198
                                                                                                     -------------
NET ASSETS.....................................................................................      $ 134,576,663
                                                                                                     =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 189,158,694
Par value......................................................................................             84,589
Accumulated net investment income (loss).......................................................          7,319,953
Accumulated net realized gain (loss) on investments, forward foreign currency
  contracts and foreign currency transactions..................................................        (61,518,480)
Net unrealized appreciation (depreciation) on investments, forward foreign
  currency contracts and foreign currency translation..........................................           (468,093)
                                                                                                     -------------
NET ASSETS.....................................................................................      $ 134,576,663
                                                                                                     =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $       15.91
                                                                                                     =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....          8,458,869
                                                                                                     =============


                        See Notes to Financial Statements                Page 15

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2015 (UNAUDITED)

INVESTMENT INCOME:
Interest.......................................................................................      $   6,854,660
Dividends (net of foreign withholding tax of $948).............................................              5,374
Other..........................................................................................              7,800
                                                                                                     -------------
   Total investment income.....................................................................          6,867,834
                                                                                                     -------------
EXPENSES:
Investment advisory fees.......................................................................            845,200
Interest and fees on loan......................................................................            418,233
Administrative fees............................................................................             87,269
Audit and tax fees.............................................................................             34,716
Printing fees..................................................................................             34,535
Transfer agent fees............................................................................             20,081
Custodian fees.................................................................................             12,187
Trustees' fees and expenses....................................................................              9,175
Legal fees.....................................................................................              5,347
Financial reporting fees.......................................................................              4,625
Other..........................................................................................             35,572
                                                                                                     -------------
   Total expenses..............................................................................          1,506,940
                                                                                                     -------------
NET INVESTMENT INCOME (LOSS)...................................................................          5,360,894
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments.................................................................................            404,672
   Forward foreign currency contracts..........................................................              6,966
   Foreign currency transactions...............................................................            (29,789)
                                                                                                     -------------
Net realized gain (loss).......................................................................            381,849
                                                                                                     -------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................         (6,024,434)
   Forward foreign currency contracts..........................................................             27,675
   Foreign currency translation................................................................             15,018
                                                                                                     -------------
Net change in unrealized appreciation (depreciation)...........................................         (5,981,741)
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         (5,599,892)
                                                                                                     -------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $    (238,998)
                                                                                                     =============


Page 16                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                          SIX MONTHS
                                                                                            ENDED             YEAR
                                                                                          4/30/2015          ENDED
                                                                                         (UNAUDITED)       10/31/2014
                                                                                        --------------   --------------
OPERATIONS:
Net investment income (loss)........................................................    $    5,360,894   $   11,670,244
Net realized gain (loss)............................................................           381,849       (1,230,195)
Net change in unrealized appreciation (depreciation)................................        (5,981,741)      (5,760,646)
                                                                                        --------------   --------------
Net increase (decrease) in net assets resulting from operations.....................          (238,998)       4,679,403
                                                                                        --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (5,921,208)     (10,063,829)
Return of capital...................................................................                --       (2,116,942)
                                                                                        --------------   --------------
Total distributions to shareholders.................................................        (5,921,208)     (12,180,771)
                                                                                        --------------   --------------
Total increase (decrease) in net assets.............................................        (6,160,206)      (7,501,368)

NET ASSETS:
Beginning of period.................................................................       140,736,869      148,238,237
                                                                                        --------------   --------------

End of period.......................................................................    $  134,576,663   $  140,736,869
                                                                                        ==============   ==============
Accumulated net investment income (loss) at end of period...........................    $    7,319,953   $    7,880,267
                                                                                        ==============   ==============
COMMON SHARES:
Common Shares at end of period......................................................         8,458,869        8,458,869
                                                                                        ==============   ==============


                        See Notes to Financial Statements                Page 17

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY) STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED APRIL 30, 2015 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations                         $     (238,998)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments......................................................       (22,372,619)
      Sales, maturities and paydowns of investments.................................        29,829,219
      Net amortization/accretion of premiums/discounts on investments...............          (203,576)
      Net realized gain/loss on investments.........................................          (404,672)
      Net change in unrealized appreciation/depreciation on forward foreign
         currency contracts.........................................................           (27,675)
      Net change in unrealized appreciation/depreciation on investments.............         6,024,434
CHANGES IN ASSETS AND LIABILITIES:
      Decrease in interest receivable...............................................           300,664
      Decrease in dividends receivable..............................................            48,928
      Increase in prepaid expenses..................................................           (12,994)
      Increase in interest and fees on loan payable.................................               239
      Decrease in investment advisory fees payable..................................           (13,804)
      Decrease in audit and tax fees payable........................................           (31,874)
      Increase in legal fees payable................................................             2,771
      Decrease in printing fees payable.............................................            (6,621)
      Increase in administrative fees payable.......................................            28,928
      Increase in custodian fees payable............................................             3,955
      Increase in transfer agent fees payable.......................................             1,537
      Increase in Trustees' fees and expenses payable...............................               274
      Increase in other liabilities payable.........................................               644
                                                                                        --------------
CASH PROVIDED BY OPERATING ACTIVITIES...............................................                     $   12,928,760
                                                                                                         --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders from net investment income...............        (5,921,208)
      Repayment of borrowing........................................................        (6,000,000)
                                                                                        --------------
CASH USED IN FINANCING ACTIVITIES...................................................                        (11,921,208)
                                                                                                         --------------
Decrease in cash and foreign currency (a)...........................................                          1,007,552
Cash and foreign currency at beginning of period....................................                          1,693,432
                                                                                                         --------------
Cash and foreign currency at end of period..........................................                     $    2,700,984
                                                                                                         ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...................................                     $      417,994
                                                                                                         ==============


(a) Includes net change in unrealized appreciation (depreciation) on foreign currency of $9,633.


Page 18                 See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                              SIX MONTHS
                                                ENDED          YEAR         YEAR         YEAR         YEAR             YEAR
                                              4/30/2015       ENDED        ENDED        ENDED        ENDED             ENDED
                                             (UNAUDITED)    10/31/2014   10/31/2013   10/31/2012   10/31/2011   10/31/2010 (a) (b)
                                             ------------   ----------   ----------   ----------   ----------   -------------------
Net asset value, beginning of period......     $  16.64     $  17.52     $  17.06     $  16.17     $  15.87          $  14.22
                                               --------     --------     --------     --------     --------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)..............         0.63         1.38         1.48         1.52         0.59              1.86
Net realized and unrealized gain (loss)...        (0.66)       (0.82)        0.43         0.90         0.32              1.17
                                               --------     --------     --------     --------     --------          --------
Total from investment operations..........        (0.03)        0.56         1.91         2.42         0.91              3.03
                                               --------     --------     --------     --------     --------          --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income.....................        (0.70)       (1.19)       (0.66)       (0.61)       (0.54)               --
Return of capital.........................           --        (0.25)        0.79)       (0.94)       (0.07)            (1.38)
                                               --------     --------     --------     --------     --------          --------
Total distributions.......................        (0.70)       (1.44)       (1.45)       (1.55)       (0.61)            (1.38)
                                               --------     --------     --------     --------     --------          --------
Premiums from shares sold in at the
   market offerings.......................           --           --         0.00 (c)     0.02           --                --
                                               --------     --------     --------     --------     --------          --------
Net asset value, end of period............     $  15.91     $  16.64     $  17.52     $  17.06     $  16.17          $  15.87
                                               ========     ========     ========     ========     ========          ========
Market value, end of period...............     $  14.21     $  15.60     $  15.97     $  17.69     $   4.51          $  14.49
                                               ========     ========     ========     ========     ========          ========
TOTAL RETURN BASED ON NET ASSET
   VALUE (d)..............................         0.33%        4.03%       12.19%       16.11%       13.60%            23.46%
                                               ========     ========     ========     ========     ========          ========
TOTAL RETURN BASED ON MARKET
   VALUE (d)..............................        (4.42)%       6.99%       (1.38)%      34.16%       11.64%            21.71%
                                               ========     ========     ========     ========     ========          ========
-----------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......     $134,577     $140,737     $148,238     $144,205     $131,109          $ 50,468
Ratio of total expenses to average net
   assets.................................         2.26% (e)    2.34%        2.22%        2.52%        2.35%             2.29%
Ratio of total expenses to average net
assets excluding interest expense.........         1.63% (e)    1.77%        1.71%        1.93%        1.93%             2.21%
Ratio of net investment income (loss)
   to average net assets..................         8.04% (e)    8.00%        8.55%        9.52%        9.65%            12.54%
Portfolio turnover rate...................           12%          28%          27%          33%          49%              332% (f)
INDEBTEDNESS:
Total loan outstanding (in 000's).........     $ 52,850     $ 58,850     $ 55,400     $ 54,400     $ 54,400               N/A
Asset coverage per $1,000 of
   indebtedness (g).......................     $  3,546     $  3,391     $  3,676     $  3,651     $  3,410               N/A

-----------------------

(a) On September 20, 2010, the Fund's Board of Trustees approved a new investment management agreement with First Trust Advisors L.P. and a new sub-advisory agreement with Brookfield Investment Management Inc. ("Brookfield"), and on December 20, 2010, the shareholders voted to approve both agreements.

(b) All share amounts, net asset values and market values have been adjusted as a result of the 1-for-3 reverse share split on September 30, 2011.

(c)   Amount represents less than $0.01 per share.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions,if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e)   Annualized.

(f) For the fiscal year ended October 31, 2010, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in subsequent fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(g) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.


N/A   Not applicable.


                        See Notes to Financial Statements                Page 19

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


                                1. ORGANIZATION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol "FHY" on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its Managed Assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk" bonds). Managed Assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Corporate bonds, notes, U.S. government securities, mortgage-backed securities, asset-backed securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


      The Senior Floating-Rate Loan interests ("Senior Loans")(1) held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Forward foreign currency contracts are fair valued at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent pricing service.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1) the credit conditions in the relevant market and changes thereto; 2) the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of a security;

      4)    the financial statements of the borrower/issuer;

      5) the credit quality and cash flow of the borrower/issuer, based on the Sub-Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

      11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   the borrower's/issuer's competitive position within the industry;

      13) the borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

      14)   other relevant factors.


(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of April 30, 2015, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At April 30, 2015, the Fund had no when-issued, delayed-delivery or forward purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2015, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


                                                                                                                 % OF
                                                 ACQUISITION    PRINCIPAL               CARRYING                 NET
SECURITY                                            DATE       VALUE/SHARES    PRICE      COST       VALUE      ASSETS
------------------------------------------------------------------------------------------------------------------------
Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                          03/27/07     $  5,750,000    0.00*   $       --  $     449        0.00%**

Preferred Term Securities XXVI, Ltd.
   Subordinated Note, Zero Coupon, 09/22/37       06/06/07     $  2,500,000    0.00*           --  1,5630.00        0.00 **

Soloso CDO, Ltd., Series 2005-1                   04/24/06            4,000    0.625           --  2,5000.00        0.00 **
                                                                                       ----------  ---------  ----------
                                                                                       $       --  $   4,512        0.00%
                                                                                       ==========  =========  ==========
*  Amount is less than $0.01.
** Amount is less than 0.01%.


D. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

E. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

F. FORWARD FOREIGN CURRENCY CONTRACTS:

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties ("Counterparties") to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in "Unrealized appreciation on forward foreign currency contracts" on the Statement of Assets and Liabilities. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund's basis in the contract. This realized gain or loss is included in "Net realized gain
(loss) on forward foreign currency contracts" on the Statement of Operations. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund's intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

G. FOREIGN CURRENCY:

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on foreign currency transactions" on the Statement of Operations.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows:

Distributions paid from:
Ordinary income..................................  $   10,063,829
Capital gain.....................................              --
Return of capital................................       2,116,943

As of October 31, 2014, the distributable earnings and net assets on a tax basis were as follows:

Undistributed ordinary income....................  $           --
Undistributed capital gains......................              --
                                                   --------------
Total undistributed earnings.....................              --
Accumulated capital and other losses.............     (34,094,115)
Net unrealized appreciation (depreciation).......     (14,412,299)
                                                   --------------
Total accumulated earnings (losses)..............     (48,506,414)
Other............................................              --
Paid-in capital..................................     189,243,283
                                                   --------------
Net assets.......................................  $  140,736,869
                                                   ==============

I. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At October 31, 2014, for federal income tax purposes, the Fund had capital loss carryforwards available that are shown in the table below, to the extent provided by regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains offset will not be distributed to Fund shareholders.

        CAPITAL LOSS          CAPITAL LOSS          CAPITAL LOSS
         AVAILABLE             AVAILABLE             AVAILABLE           POST EFFECTIVE -         TOTAL CAPITAL
        THROUGH 2017          THROUGH 2018          THROUGH 2019          NO EXPIRATION          LOSS AVAILABLE
       --------------        --------------        --------------        ----------------        ---------------
       $    5,621,803        $   15,342,938        $    7,053,888        $      6,075,486        $    34,094,115


Of these losses, $27,984,014 is subject to loss limitations resulting from reorganization activity. These limitations generally reduce the utilization of these losses to a maximum of $4,318,194 per year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of April 30, 2015, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

J. EXPENSES:

The Fund will pay all expenses directly related to its operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid additional annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended April 30, 2015, were $22,522,619 and $30,394,763, respectively.

                          5. DERIVATIVES TRANSACTIONS

The following table presents the type of derivative held by the Fund at April 30, 2015, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.

                                               ASSET DERIVATIVES                     LIABILITY DERIVATIVES
                                     --------------------------------------  --------------------------------------
DERIVATIVE                            STATEMENT OF ASSETS AND                 STATEMENT OF ASSETS AND
INSTRUMENT           RISK EXPOSURE      LIABILITIES LOCATION     FAIR VALUE     LIABILITIES LOCATION     FAIR VALUE
------------------  ---------------  --------------------------  ----------  --------------------------  ----------
                                     Unrealized appreciation on              Unrealized depreciation on
Forward foreign                      forward foreign currency                forward foreign currency
currency contracts  Currency Risk    contracts                   $  264,865  contracts                   $       --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended April 30, 2015, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.

STATEMENT OF OPERATIONS LOCATION
--------------------------------------------------------------------------------
CURRENCY RISK EXPOSURE
Net realized gain (loss) on forward foreign currency contracts        $    6,966
Net change in unrealized appreciation (depreciation) on forward
   foreign currency contracts                                             27,675

During the six months ended April 30, 2015, the notional values of forward foreign currency contracts opened and closed were $2,748,788 and $3,716,513, respectively.

                                 6. BORROWINGS

The Fund entered into a committed facility agreement with BNP Paribas Prime Brokerage Inc. ("BNP") that has a maximum commitment amount of $66,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the committed facility agreement except upon 180 calendar days' prior notice. Effective July 24, 2013, $13,850,000 of the commitment was converted to fixed-rate financing of 2.79% for a seven-year period. The borrowing rate on the floating rate financing amount is equal to 1-month LIBOR plus 70 basis points. Under the facility, the Fund pays a commitment fee of 0.80% on the undrawn amount of such facility.

The average amount outstanding for the six months ended April 30, 2015 was $54,805,801 with a weighted average interest rate of 1.35%. As of April 30, 2015, the Fund had outstanding borrowings of $52,850,000 under this committed facility agreement. On the floating rate financing amount, the high and low annual interest rates for the six months ended April 30, 2015 were 0.88% and 0.85%, respectively. The weighted average interest rate at April 30, 2015 was 1.38%.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

On May 20, 2015, the Fund declared a distribution of $0.11 per share to Common Shareholders of record on June 3, 2015, payable June 15, 2015.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund, First Trust High Income Long/Short Fund, First Trust Energy Infrastructure Fund, First Trust MLP and Energy Income Fund, First Trust Intermediate Duration Preferred & Income Fund and First Trust New Opportunities MLP & Energy Fund was held on April 20, 2015 (the "Annual Meeting"). At the Annual Meeting, Richard E. Erickson and Thomas R. Kadlec were elected by the Common Shareholders of the First Trust Strategic High Income Fund II as the Class II Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2018. The number of votes cast in favor of Mr. Erickson was 7,013,790, the number of votes against was 287,582 and the number of broker non-votes was 1,157,497. The number of votes cast in favor of Mr. Kadlec was 7,013,400, the number of votes against was 287,972 and the number of broker non-votes was 1,157,497. James A. Bowen , Robert F. Keith and Niel B. Nielson are the other current and continuing Trustees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally;
(ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of

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ADDITIONAL INFORMATION (CONTINUED)
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                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund previously leveraged its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                FIRST TRUST STRATEGIC HIGH INCOME FUND II (FHY)
                           APRIL 30, 2015 (UNAUDITED)


FOREIGN SECURITIES RISK: The Fund may invest in securities (equity or debt) of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include:
(i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region and to the extent that the Fund invests in securities of issuers in emerging markets.

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


FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
Brookfield Place
250 Vesey Street, 15th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

      (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

      (b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

There has been no change, as of the date of this filing, in any of the portfolios managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (1)(a) Not applicable.

     (2)(a) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (3)(a) Not applicable.

        (b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Strategic High Income Fund II
            -------------------------------------------------------

By (Signature and Title)*        /s/ Mark R. Bradley
                                 ----------------------------------------
                                 Mark R. Bradley, President and
                                 Chief Executive Officer
                                 (principal executive officer)

Date: June 22, 2015
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ Mark R. Bradley
                                 ----------------------------------------
                                 Mark R. Bradley, President and
                                 Chief Executive Officer
                                 (principal executive officer)

Date: June 22, 2015
     --------------------

By (Signature and Title)*        /s/ James M. Dykas
                                 ----------------------------------------
                                 James M. Dykas, Treasurer,
                                 Chief Financial Officer and
                                 Chief Accounting Officer
                                 (principal financial officer)

Date: June 22, 2015
     --------------------

* Print the name and title of each signing officer under his or her signature.